Exhibit 10.24

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

DEVELOPMENT, SUPPLY, AND LICENSE AGREEMENT

THIS AGREEMENT (“Agreement”) is dated this 1st day of Jan, 2011 (the “Effective Date”), by and between Smith Electric Vehicles US Corp of 12200 N.W. Ambassador Drive, Kansas City, MO 64163, USA (“Smith”), and Sensor-Technik UK Ltd, and Affiliates of Unit I, Stoke Mill, Mill Road, Sharnbrook, Bedfordshire, MK44 INN, UK (“Sensor-Technik”) (collectively the “Parties,” and each individually a “Party”), based upon the following recitals.

A.                                           Smith and Sensor-Technik desire to collaborate in the development, manufacturing, and sale of remote vehicle monitoring technology (defined hereafter and referred to as the Technology) as specified in Schedule A (“Products”), on the terms and conditions set forth in this Agreement;

B.                                           Smith desires to retain the services of Sensor-Technik to develop the Technology and Products specified in Schedule A on the terms and conditions set forth in this Agreement;

C.                                           Sensor-Technik desires to license the Technology and Products and know-how for non-competing uses as defined under the terms and conditions set forth in this Agreement;

D.                                           Smith desires to use the Technology and to manufacture the Products specified in Schedule A on the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, the Parties agree as follows:

ARTICLE 1. DEFINITIONS

As used in this Agreement, the following words, when capitalized, have the meanings set forth below:

1.1                                      “Affiliate” means any business or other entity which is directly or indirectly controlling, controlled by or under common control with the specified entity, and control means direct or indirect ownership or actual control of at least fifty percent (50%) of the voting shares or other equity interest having power to elect directors or persons performing a similar function.

1.2                                      “Background Intellectual Property” of a Party means (a) the Intellectual Property of a Party that is owned or controlled by that Party before the Effective Date of this Agreement, or (b) created by a Party outside the scope of this Agreement.

1.3                                      “Confidential Information” means any and all information which that Party treats as confidential, whether the information is in oral, written, graphic or electronic form; provided that (a) if the information is in writing or other tangible form, it is clearly marked as “proprietary” or “confidential” when disclosed to the receiving Party or (b) if the information is not in tangible form, it (i) is identified as “proprietary” or “confidential” when disclosed and (ii) is identified in reasonable detail in a writing which is marked “proprietary” or “confidential” and is delivered to the receiving Party within

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

thirty (30) days after the date of disclosure by the disclosing Party to the receiving Party. Confidential Information excludes any information, data or material which (a) the disclosing Party expressly agrees in writing is free of any non-disclosure obligations; (b) is independently developed by the receiving Party or its Affiliates without reference to the Confidential Information of the disclosing Party (as evidenced by documentation in the receiving Party’s possession); (c) is lawfully received by the receiving Party or its Affiliates, free of any non-disclosure obligations, from a third Party having the right to so furnish the applicable Confidential Information; or (d) is or becomes generally available to the public without any breach of this Agreement or unauthorized disclosure of Confidential Information by the receiving Party or any of its Affiliates.

1.4                                      “Foreground Intellectual Property” means Intellectual Property resulting directly from and authored, conceived, developed, reduced to practice or otherwise created during the performance of this Agreement.

1.5                                      “Field of Use” means commercial electric vehicles.

1.6                                      “Independently Developed Foreground Intellectual Property” means Foreground Intellectual Property developed solely by a Party during the course of performing under this Agreement.

1.7                                      “Intellectual Property” means all rights in ideas, inventions, works of authorship, know-how, technical information, trade secrets, pending patent applications, patents, copyrights, trademarks, and Confidential Information.

1.8                                      “Products” means (i) those products and accessories identified in Schedule A, (ii) Service Parts, and (iii) Intellectual Property and rights for and concerning the Products identified in Schedule A.

1.9                                      “Technology” means remote vehicle monitoring through use of telemetry.

1.10                               “Territory” means the World.

ARTICLE 2. SUPPLY OF PRODUCT

2.1                                      Development and Production of Prototypes. Sensor-Technik agrees to develop and produce Products that meet the specifications provided by or agreed on by Smith and as defined in Attachment B (“Product Specifications”). Such Product Specifications shall be dated and signed off on by both Parties and are incorporated herein by this reference. Sensor-Technik agrees to provide all on-going and final documents concerning the ownership and use of the web-site, software, source code, technical specification, build of materials, source supplier contact information, technical drawings, and other associated documents and information concerning the Product, Product use and integration, and Product manufacturing.

2.2                                      Initial Supply of Product. Until such time as Smith commences manufacturing production of the Product, Sensor-Technik agrees to use its best efforts to supply to Smith the Product at the prices set forth in Attachment A and in the quantities mutually agreed upon and as set forth in Smith’s purchase order. All sales of the Product shall be

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

made by purchase order, which may be provided by facsimile, email, or other mutually agreed to format. All purchase orders issued under this Agreement shall be deemed to incorporate and be governed by the terms and conditions of this Agreement. No increase in the Transfer Price of the initial supply of the Product may be made (whether on account of increased cost of materials, labor or transport costs, other fixed or variable costs, fluctuation in exchange rates, pricing errors or otherwise) without the prior written consent of Smith. In the event Smith changes the sourcing of components or parts making up the Product, as set forth in Schedule C, the Transfer Price for the Product produced by Sensor-Technik shall be adjusted by the difference of the cost for such part or component as set forth in Attachment C (the Costed BOM) and the newly sourced part, as established by the invoice for such part or component. Except for technical service fees which may be negotiated under Section 15.2 of this Agreement, Sensor-Technik shall have no rights to any additional fees or royalties for Product produced by Smith.

2.3                                      Rolling Forecast. Smith agrees to provide to Sensor-Technik on approximately the first day of each month a good faith rolling 3 month estimate of Product needs. The first ninety (90) days of the rolling forecast shall be a firm purchase commitment to Sensor-Technik by Smith.

2.4                                      Delivery Terms. All Products sold to Smith shall be sold Ex Works (Sensor-Technik facility) to the location designated by Smith. Title shall pass to the receiving Party simultaneously with passage of risk of loss to the receiving Party as specified in Incoterms 2000.

2.5                                      Testing and Inspection. In regard to all Products sold by Sensor-Technik to Smith, Sensor-Technik shall use commercially reasonable efforts to inspect and test Products prior to delivery.

2.6                                      Discrepancy. In regard to all Products sold by Sensor-Technik to Smith, if, after delivery, Smith discovers any discrepancy between (i) the quantity or type of Products ordered and that received or (ii) the quantity or type of Products invoiced and that received, Smith shall use best efforts to timely give notification of the discrepancy. Appropriate adjustments shall be made in the ordinary course.

2.7                                      Non-Conformity. In regard to all Products sold by Sensor-Technik to Smith, if the Products are non-conforming products to the specifications and requirements, Sensor-Technik shall use commercially reasonable efforts to supply conforming Products as soon as reasonably possible and shall be solely responsible for any costs in shipment in providing conforming products.

2.8                                      Warrantee by Sensor-Technik of Products Sold. All Products and associated device software sold by Sensor-Technik to Smith under this Agreement are warranted to be free from defects in material and workmanship under normal use for the period set forth in Attachment A. Sensor-Technik also warrants the Product design for the Product and associated device software both sold by Sensor-Technik to Smith and as manufactured by Smith to the specifications set forth in Attachment B. Sensor-Technik does not warrant the StormMQ component itself; Senso-Technik only warrants that the StormMQ is compatible with the Products and associated device software and meet the

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

specifications and requirement established by Smith. Sensor-Technik warrants that the Products are not subject to any infringement claims.

NO OTHER WARRANTIES, EXPRESS OR IMPLIED, ARE MADE WITH RESPECT TO THE PRODUCTS INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY.

2.9                                      Defective Products. As used in this Agreement, the term “Defective Products” means any Product which fails to meet the warranty contained in Section 2.8 within the warranty periods described in Schedule A. “Defective Products” shall specifically exclude, without limitation, any Products (i) which have been subjected to misuse, negligence, accident, or improper maintenance, installation, or application or (ii) which have been altered without the Sensor-Technik’s prior written consent.

2.10                               Product Returns. At Sensor-Technik’s election, Smith shall either (i) return to a location designated by Sensor-Technik, at Sensor-Technik’s cost, any allegedly Defective Products for which claims are made, with a written explanation of the claimed failures, or (ii) make the allegedly Defective Products available Smith’s premises for inspection by Sensor-Technik’s or its designated representative.

2.11                               Notification. Smith agrees it shall give reasonable advanced notice to Sensor-Technik of any intended communications with Sensor-Technik’s suppliers, so as to permit a representative from Sensor-Technik to be involved in such communication. This obligation shall continue until such time as Smith commences manufacturing the Product.

ARTICLE 3. INTELLECTUAL PROPERTY RIGHTS.

3.1                                      Independent Ownership. Each Party is and remains the owner of its Background Intellectual Property and Independently Developed Foreground Intellectual Property, and the Parties understand and agree that, except as specifically set forth in this Agreement, no license or other rights, either express or implied, are granted by either Party to the other under this Agreement with respect to any Background Intellectual Property or any Independently Developed Foreground Intellectual Property, except as set forth in this Agreement. Each Party shall decide in its sole discretion whether it protects, and shall bear all costs of protecting, its Background Intellectual Property and Independently Developed Foreground Intellectual Property.

3.2                                      Infringement Claims. If any third party alleges that the manufacture, sale or use of Products or any individual component of any Products infringes upon a patent, copyright or other Intellectual Property right belonging to that third party, then each Party owning or claiming ownership to the Intellectual Rights of the alleged infringed Product shall defend, indemnify and hold harmless the other Party and its Affiliates from such claims and any resulting damages and expenses (including reasonable attorneys’, other professionals’ and court fees).

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

3.3                                      Party’s Failure to Act. If the indemnifying Party does not confirm that it will assume control of the defense of any infringement claim (and provide reasonable assurance regarding its fulfillment of this obligation), the indemnified Party shall have the right to take appropriate legal action and the indemnifying Party shall promptly reimburse the indemnified Party for all reasonable costs and expenses upon presentation of reasonable supporting documentation.

ARTICLE 4. IP OWNERSHIP AND RIGHT TO MANUFACTURE

4.1                                      IP Ownership. Irrespective of Article 3, the Parties agree that Smith owns all intellectual rights and know how to and concerning the Products and Specifications of the Product, as specified in Attachment D.

4.2                                      Smiths Right to Manufacture. Smith shall have the absolute right to manufacture the Products without any obligation to Sensor-Technik and Smith agrees to provide Sensor-Technik with a minimum of a ninety (90) days written notice of its intent to manufacture.

4.3                                      Sensor-Technik Right to Manufacture. Smith grants Sensor-Technik the right to manufacture and sell the Products to any party outside of the Field of Use and outside of the United States of America.

ARTICLE 5. EXCLUSIVITY AND TAXES

5.1                                      Exclusivity. Sensor-Technik shall not manufacture or sell the Products for direct competition with Smith within the Field of Use within the Territory. Notwithstanding the foregoing, Sensor-Technik shall be free to sell the Products to any party outside of the Field of Use and outside of the United States of America.

5.2                                      Taxes. Both Parties agree to cooperate with the preparation and filing of all documentation required to fulfill their respective obligations under this Agreement. This specifically includes the preparation and filing of any documentation which would reduce tax rates, including Value Added Taxes (VAT) and taxes on royalties. Smith will pay any applicable sales, use or similar tax imposed in connection with the sale of Product to Smith; provided, that Sensor-Technik shall not charge or collect, and Smith shall have no liability for, taxes on any sale of Product for which Smith has provided Sensor-Technik with an appropriate direct pay permit, resale certificate or other documentation evidencing an exemption from such taxes, or for which Sensor-Technik may eliminate or reduce such taxes through reasonable commercial efforts. For all sales of Items upon which tax reimbursement to Sensor-Technik is applicable, Sensor-Technik shall separately itemize all applicable taxes on invoices submitted to Smith.

ARTICLE 6. RECALL

6.1                                      Recall Procedures. If a recall or field corrective action caused solely by Defective Products provided or produced by Sensor-Technik is required, then Smith will promptly notify Sensor-Technik in writing of the required recall or field corrective action, with reasonable detail and with reasonable supporting documentation. The Parties shall immediately, diligently and in good faith work together to determine the cause of the

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

Defective Products, and shall immediately assist in preparing and implementing a recall or field corrective action of Defective Products. For Products produced and supplied by Sensor-Technik to Smith, Smith’s exclusive remedy, in the event of such a recall or field corrective action of Defective Products is for Sensor-Technik, at its option, to either repair or replace Defective Products or refund the purchase price for Defective Products and pay the reasonable cost of: (i) preparing, printing and mailing a recall notice to inform dealers, distributors and, customers of the nature of the recall, (ii) freight for replacement parts required to repair or replace Defective Products, and (iii) reasonable labor costs and expenses for the Smith to perform in-field replacement activities, if any, for Defective Products. However, Sensor-Technik shall have no liability for recall or field corrective action for any Product manufactured by Smith. Smith shall no liability to Sensor-Technik for any claims of any nature or kind for any product Sensor-Technik manufactures for its own use or that it sells. Sensor-Technik does not warrant the StormMQ component itself; Sensor-Technik only warrants that the StormMQ is compatible with the Products and associated device software and meet the specifications and requirement established by Smith.

ARTICLE 7. PRODUCT LIABILITY

7.1                                      Losses Defined. As used in this Article 7, the term “Losses,” when capitalized, means any loss, cost, damage and expense (including reasonable attorneys’, other professionals’ and court fees), arising from any death of or injury to any person, or damage to any property.

7.2                                      Indemnity for Losses. Sensor-Technik shall defend, indemnify, and hold harmless Smith for Losses proximately caused by Defective Products manufactured by Sensor-Technik, other than Losses which are proximately caused by (i) Smith’s acts or omissions, or the acts or omissions of any person which purchases, resells, uses, or operates Products, or (ii) misuse of the Products. If it cannot be readily determined whether or the extent to which the Losses were proximately caused by Defective Products, either Party may submit the matter to binding arbitration pursuant to Article 10 to determine the amounts attributable to the Defective Products or to each Party, as the case may be.

ARTICLE 8. LIMITATION OF LIABILITY

8.1                                      No Recovery of Certain Damages. IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT OR WARRANTY, ALLEGED NEGLIGENCE OR OTHERWISE, SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

ARTICLE 9. FORCE MAJEURE

9.1                                      Force Majeure Defined. Each Party shall be temporarily excused from performing its obligations under this Agreement (other than the payment of money) for so long as such performance is prevented or delayed by any event of Force Majeure. The term “Force Majeure” shall, for purposes of this Agreement, be defined as: (i) any acts of God, terrorism, natural disasters, or wars, or (ii) any act or omission of any government

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

authority. A Party affected by an event of Force Majeure shall promptly notify the other Party and shall use commercially reasonable efforts to overcome and mitigate such event of Force Majeure.

ARTICLE 10. GOVERNING LAW, ARBITRATION AND SPECIFIC PERFORMANCE

10.1                               Governing Law. This Agreement shall be governed by and construed according to the laws of the State of New York, USA. By its execution of this Agreement, each Party submits to the jurisdiction of any state or federal courts located in the State of New York, USA.

10.2                               Informal Settlement Procedures. The Parties shall attempt to settle any and all claims, disputes, controversies or differences arising between the Parties which arise out of or in relation to or in connection with this Agreement shall in the First instance be attempted to be settled as provided in Section 11.2, and if they are not settled by negotiation, they shall be resolved by binding arbitration upon written request of either Party.

10.3                               Arbitration Procedures. Any arbitration shall take place in New York, USA in accordance with the Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted by a single neutral arbitrator agreed upon by the Parties. In relation to any matters not governed by such rules, the arbitrator shall determine the rules of procedure to be followed, provided, however, that in such case, the opportunity to cross-examine any witness shall be given to both Parties upon request of either Party.

10.4                               Entry of Judgment. The arbitration award shall be final and binding upon both Parties, and judgment on the arbitration award may be entered in any court having jurisdiction over the Party against whom enforcement is sought or such Party’s property, and application may be made to such court for judicial acceptance of the award or an order of enforcement, as the case may be.

ARTICLE 11. TERM AND TERMINATION

11.1                               Term of Agreement. The term of this Agreement shall be perpetual. This Agreement may be terminated by either Party upon a material breach of the non-terminating party, subject to section 11.2 and the terms and conditions of this Agreement.

11.2                               Notice of Default; Informal Discussions. In the event of a claimed material breach by either Party, the non-breaching party shall provide to the breaching Party a notice of default. Such notice shall clearly specify the nature of the alleged default and what actions it believes are required to correct the default. Upon receipt of said notice of default, the defaulting party shall have sixty (60) days to correct the default. If, following the sixty day cure period the matter is not resolved, either Party may notify the other Party that it requests that the Parties attempt to resolve the dispute or determine the remedy for the event of default pursuant to informal dispute resolution. The notice of informal dispute resolution must provide reasonable details describing the nature of the default. Within fifteen (15) days after either Party receives a notice requesting informal dispute resolution, an authorized representative of each Party shall meet and confer for a reasonable period of time to: (i) exchange information pertaining to the dispute or event

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

of default, and (ii) attempt in good faith to agree upon a resolution to the dispute or a remedy for the event of default, as applicable. If the informal dispute resolution procedures or corrective action plan fail to resolve the dispute or achieve an agreement on the remedy for the event of default within sixty (60) days after the receipt of the notice requesting informal dispute resolution, then either Party may pursue arbitration pursuant to Article 10.

11.3                               Effect of Termination. In the event Sensor-Technik terminates this Agreement pursuant to this Article 11, Smith shall have no further liability to Sensor-Technik other than to pay for Product ordered by Smith and subsequently delivered by Sensor-Technik.

11.4                               No Prejudice. The provisions of this Article are without prejudice to any other rights or remedies either Party may have by reason of the default of the other Party.

ARTICLE 12. CONFIDENTIALITY

12.1                               Scope of Use. Each Party agrees that it shall not use or disclose any of another Party’s Confidential Information, except as authorized herein. All Confidential Information of a Party shall remain such Party’s property during and after the term of this Agreement.

12.2                               Non-Disclosure. Each Party (the “Receiving Party”) shall protect all Confidential Information of the other Party (the “Disclosing Party”) against disclosure to third parties in the same manner as it would protect its own similar confidential information against disclosure to others for a period from the Effective Date until two (2) years following termination of this Agreement. Notwithstanding the above, during such period, each Party may make any disclosure of any of the Disclosing Party’s Confidential information to (i) its Affiliates, (ii) its and its Affiliates’ employees, agents, and consultants who have a need to know and (ii) any others to whom such disclosure is expressly authorized hereunder and is necessary to the Receiving Party’s fulfillment of its obligations hereunder. The Receiving Party shall appropriately notify each person to whom any such disclosure is made that such disclosure is made in confidence and shall be kept in confidence by such person. If the Receiving Party reasonably believes that disclosure of Confidential Information is required in accordance with applicable law, then prior to such disclosure (if permitted under applicable law) the Receiving Party shall (a) notify the Disclosing Party and afford the Disclosing Party an opportunity to limit the scope of the required disclosure and (b) take reasonable efforts to minimize the extent of any required disclosure and to obtain an undertaking from the recipient to maintain the confidentiality thereof.

ARTICLE 13. INSURANCE

13.1                               Insurance. Each Party (or an Affiliate of a Party shall on behalf of that Party) shall obtain and maintain consistent with the provisions of this Agreement, at its sole expense, the following types of insurance coverage, to remain in force during the term of this Agreement as follows: Commercial General Liability covering liability arising from premises, operations, independent contractors, product liability, products-completed operations, personal and advertising injury, and blanket contractual liability $            US each occurrence.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

ARTICLE 14. PAYMENT

14.1                               Method of Payment. Any payments to Sensor-Technik under this Agreement shall be net ninety (90) days from date of shipment, made by wire transfer to such bank or account as Sensor-Technik shall specify in writing from time to time, or as otherwise mutually agreed, and shall be made in US Dollars.

14.2                               Late Payments. Any amounts not paid by Smith when due under this Agreement shall be subject to interest from the date payment is due through the date upon which Sensor-Technik has collected immediately available funds in an account designated by Sensor-Technik at a rate equal to the sum of six percent (6%) per annum, calculated daily on the basis of a 360-day year.

ARTICLE 15. TECHNICAL SUPPORT AND DEVELOPMENT FEE

15.1                               Integration. Smith shall pay to Sensor-Technik a project fee in the amount of [***] for Sensor-Technik’s technical and engineering support, development of the Product, and the integration of the Product into Smith’s vehicle platform. No additional fees are due from Smith to Sensor-Technik for the Product, other than the Transfer Price for Product Manufactured by Sensor-Technik for Smith as set forth in Section 2.2 of this Agreement.

15.2                               On-going Support. Sensor-Technik agrees to provide technical and engineering support for the Product and the manufacturing of the Product on an as needed and on-going basis. The Parties agree to negotiate in good faith, and to enter into a consulting agreement concerning this on-going technical support.

ARTICLE 16. GENERAL PROVISIONS

16.1                               No Inducement. The Parties represent to each other and each agrees that, neither it nor any person acting on its behalf has, in contravention of any applicable law, given or offered to give or shall give or offer to give any sum of money or other material consideration to any person, directly or indirectly, as an inducement to obtain business under this Agreement or to influence the granting of licenses or other governmental permissions to enter into this Agreement or perform obligations hereunder.

16.2                               Government Approvals; Regulatory Requirements.

(a)                                    Sensor-Technik and Smith, respectively, shall be responsible for compliance with and for the obtaining of approvals and permits as may be required under country, international, federal, state, and local laws, ordinances, regulations, and rules for the performance of their respective responsibilities and obligations under this Agreement.

(b)                                    For Products manufactured by the Party, that Party is responsible for final quality control testing, for providing adequate warnings and instructions for use of the Products (including proper labeling and packaging), and release of Product documentation. Each Party shall be responsible for reporting to the other Party any adverse events related to the Products or their use.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

16.3                               No Agency. This Agreement does not constitute either Party the agent or legal representative of the other Party. Neither Party is authorized to create any obligation on behalf of the other Party.

16.4                               Assignment. Neither Party may assign any of its rights or obligations under this Agreement without first obtaining the written consent of the other; provided, however, that both Parties have the right to assign any of its rights or obligations hereunder to any division, subsidiary, or Affiliate of the Corporation, or to any successor to its business. Nothing herein shall preclude either Party from subcontracting any of its obligations under this Agreement to any other party.

16.5                               No Implied Waiver. The failure of either Party at any time to require performance by the other Party of any provision of this Agreement shall in no way affect the full right to require such performance at any later time. The waiver by either Party of a breach of any provision of this Agreement shall not constitute a waiver of the provision itself. The failure of either Party to exercise its rights provided under this Agreement shall not constitute a waiver of such right.

16.6                               Notices. Any notice under this Agreement shall be in writing (letter, email or facsimile) and shall be effective upon receipt or refusal or failure to accept receipt by the addressee at its address indicated below.

(a)                                      Notice sent to Smith shall be addressed as follows:

Smith

Attention: Robin Mackie, CTO

Email: Robin.Mackie@smithelectric.com

Facsimile: 816.464.0510

Telephone: 816.464.0508

With copies to:

Attention: Jacques Schira, General Counsel

Email: Jacques.schira@smithelectric.com

Facsimile: 816.464.0510

Telephone: *****

(b)                                     Notice sent to Sensor-Technik shall be addressed as follows:

Sensor-Technik

Attention: Mark Wood, UK Engineering Manager

Email: mark@sensor-technik.co.uk

Facsimile: 01234 782054

Telephone: 01234 782049

With copies to:

Attention:

Email:

Facsimile:

Telephone:

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Smith – Sensor-Technik Development, Supply, and License Agreement

(c)                                       The Parties by notice given in accordance with this Section may designate other addresses to which notices shall be sent.

16.7                               Amendments. This Agreement supersedes all previous agreements, oral or written, between Smith and Sensor-Technik with respect to the subject matter of this Agreement. No amendment or modification to this Agreement shall be binding upon either Party unless it is in writing and is signed by both Parties.

16.7                               Headings. The Article, Section, and/or Paragraph headings in this Agreement are used for convenience of reference only and shall not be deemed a part of this Agreement for any purpose.

16.9                               Severability. If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable under any statute, regulation, ordinance, executive order, or other rule of law, that provision shall be deemed severed to the extent necessary to comply with such statute, regulation, ordinance, order, or rule, and the Parties shall negotiate in good faith to arrive at an alternative replacement provision approximating the Parties’ original business objective. The remaining provisions of this Agreement shall remain in effect.

16.10                        Entire Agreement. This Agreement contains all the representations and agreements between the Parties hereto and there are no other agreements or understandings, oral or in writing, regarding the matters covered by this Agreement. No terms submitted by either Party which are in addition to or inconsistent with those set forth in this Agreement shall apply to this Agreement unless agreed to in a writing signed by both Parties. The Exhibits attached to this Agreement are made a part of and incorporated in this Agreement.

16.11                        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile of this Agreement or an executed counterpart shall be deemed a good and valid execution and delivery of this Agreement.

IN WITNESS WHEREOF, Smith and Sensor-Technik have caused this Development and Supply Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Smith Electric Vehicles Us Corp.		Sensor-Technik UK, Ltd.

By	/s/ Robin Mackie	By	[ILLEGIBLE]
Title	CTO	Title	[ILLEGIBLE]

Attachment A - Products, Pricing, and Warrantee

•              The Product is made up of those Components set forth in Attachment D and built to the specifications set forth in Attachment C.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

•              The Transfer Price for Product produced by Sensor-Technik and delivered to Smith shall be as set forth in the following table. The Transfer Price may vary depending on PO delivery time table.

•              The Product warrantee period is five (5) years from the date the Product is received by Smith.

Attachment B – Product Specifications

Product Specifications are set forth in the attached “Smith Power Telematics System — Project Specification Document (issued 27th April 2010), incorporated herein by this reference.

Attachment C – Costed Build of Materials

The Costal Build of Materials (BOM) is attached in the spread sheet entitled “Smith Power Telematics System BOM” dated         .

Attachment D – Components

The Product is comprised of the following components. This chart details the ownership of these components:

Component	Item	Ownership
Remote Device
	Printed Circuit Board (TAD 260)	Smith
	Firmware (including all source code)	Smith
	Compression algorithm (developed by StormMQ)	Smith
	Storm MQ AMQP client	Open Source Code

The Server
	Business logic (Java Application)	Smith
	Sysadmin scripts (DOE and Cenex scripts)	Smith
	Database schema	Smith
	The website (including all source code, layout and design)	Smith

Additional Software
	The HEX loader software (including all source code)	Smith
	The VAS software (including all source code)	Smith

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

Attachment A - Product Pricing

EDISON

Sensor-Technik UK P/N	Description	List Price
Z/Smith-02A	Edison Cable Loom	[***]
Z/Smith-02B	Edison Ambient Temp Sensor	[***]
Z/Smith-02C	Edison DCDC Current Sensor Assembly	[***]	Optional
Z/Smith-02D	Edison Aircon Current Sensor Assembly	[***]	Optional
Z/Smith-02E	Edison Heater Current Sensor Assembly	[***]	Optional
Z/Smith-02F	Edison Smith Link Remote Device	[***]
Z/Smith-02G	Edison Antenna Assembly	[***]
[***]

NEWTON

Sensor-Technik UK P/N	Description	List Price
Z/Smith-03A	Newton Cable Loom	[***]
Z/Smith-03B	Newton Ambient Temp Sensor Assembly	[***]
Z/Smith-03C	Newton DCDC Current Sensor Assembly	[***]
Z/Smith-03D	Newton Aircon Current Sensor Assembly	[***]
Z/Smith-03E	Newton Heater Current Sensor Assembly	[***]
Z/Smith-03F	Newton Smith Link Remote Device	[***]
Z/Smith-03G	Newton Antenna Assembly	[***]
Z/Smith-03H	Molex Mating Kit - Vehicle Side	[***]
[***]

A-1

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission. Statement of Warranty Product: Smith Link Remote Device & Harness Assembly Effective Date: 31/01/2011 Warranty Period: 5 Years (from date of dispatch) All products manufactured by or for Sensor-Technik UK will be warranted for a period of 5 years from date of dispatch to Smith Electric Vehicles. This warranty covers the following products: . TAD-290 Remote Device & firmware . Remote Device Cable Loom Assembly . Design of device, firmware and cable loom assembly The following conditions apply to this warranty: 1. The hardware warranty only applies to devices manufactured by TAD Electronics for Sensor-Technik UK and cable loom assemblies manufactured by Sensor-Technik UK for the Smith Link Application. 2. This warranty also covers the software supplied with the device with the following restrictions: a. The warranty is only applicable if the software is supported and maintained by TAD Electronics. b. If the software is supported and maintained by someone other than TAD Electronics, Sensor-Technik UK will warrant the design only. c. If changes are made, without authorisation from Sensor-Technik UK, then the design warranty will be void. 3. If suppliers other than TAD Electronics (for devices) and Sensor-Technik UK (Cable looms) are used, Sensor-Technik UK will provide a warranty for the design only with the following conditions: a. If alternative suppliers are to be used, Sensor-Technik UK will need to authorise any change, removal or adjustment of components. Failure to do so will void the design warranty. b. If an alternative supplier deviates, without authorisation from Sensor-Technik UK, from the assembly instructions supplied by Sensor-Technik UK, the design warranty will be void. 4. If goods are returned to Sensor-Technik UK under warranty and found with no fault, Sensor-Technik UK reserves the right to invoice Smith Electric Vehicles for any and all charges incurred and will return the goods to Smith Electric Vehicles, the cost of which is to be covered by Smith Electric Vehicles. 5. Sensor-Technik UK will make every effort to repair and return an original device or cable loom. In the event that a repair is not possible or feasible, like-for-like replacements will be supplied. 6. Any returns from Smith Electric Vehicles should be accompanied by a complete RMA form (available on request from Sensor-Technik UK). Returns without a complete RMA form may take longer to complete and may incur processing charges. 7. If the reason for return is to bring early hardware versions up to the present iteration, Sensor- Technik UK may levy a charge to cover the costs of labour involved when applicable. 8. Sensor-Technik UK maintains a complete list of all devices and systems dispatched and will use this list when assessing any warranty claims. This list is automatically updated and sent to the Smith Electric Vehicles Telemetry Team with each shipment of devices and is also available on request. 9. This warranty only covers products supplied for Smith Link, any other products supplied by Sensor- Technik UK to Smith Electric Vehicles are not subject to the conditions of this warranty. For Sensor-Technik UK Mark Wood General Manager – Sensor-Technik UK

A-2

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission. SMITH ELECTRIC VEHICLES Smith Power Telematics System Project Specification Document Author –Alan Malby Powertrain Manager - Smith Electric Vehicles Ltd Issued: 27th April 2010 Issue 06 Draft For Discussion Smith US Business Lead Smith US Technical Lead Smith UK Technical Lead R. Mackie A. Malby This document including without limitation the specifications for Project , constitutes SEV Confidential Information and Background Intellectual Property. Do not use or disclose except to the extent permitted under the agreement between all members. Strictly Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission. Document History Version Amendment 1.0 Draft Created as an original document 2.0 Draft Various updates post all-party discussion 3.0 Draft Various updates post audio on 4th Feb 2010 4.0 Draft Various Updates post receipt of DOE and confirmed LCVPP requirement 5.0 Draft Various Updates – confirm vehicle platform system complexity matrix 6.0 Draft Various Updates – branding,

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission. Table of Contents Document History 2 1 GENERAL INFORMATION 7 1.1 CONFIDENTIALITY 7 1.2 PURPOSE 7 1.3 Scope 7 1.4 PATENTS, INDUSTRIAL PROPERTY RIGHTS, COPYRIGHTS and EXCLUSIVITY 7 2 ORGANISATION 8 2.1 PROJECT MANAGEMENT 8 2.2 Organisation Chart 8 2.2.1 Overall Project Framework Milestones and Gateways 9 2.2.2 Key Systems Comms Protocol Info 9 2.2.3 One Page Timing Plan 11 2.3 RASIC 12 2.4 Design Activities 12 2.4.1 Change Management 12 2.5 Design Validation Activities 12 2.6 Purchasing Activities 13 3 COST 13 3.1 Fixed and Operating Costs 13 3.2 Bulk Purchase and Economies of Scale 13 4 Product Description 14 4.1 Hero Card 14 4.2 Concept 14 4.3 Active Modes of Operation 15 4.4 Server 15 4.4.1 Server Security 15

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. 4.4.2 Data Back-Up and Archiving 15 4.5 Web Interface 15 4.6 User Access Levels 16 4.7 Vehicle Access Software (VAS) 16 4.8 Markets and Territories 16 4.9 Service Training Plan and Literature 16 5 Design Requirements 18 5.1 Future Proofing 18 5.2 Remote Device 18 5.3 RD, Data Logging Parameters, VAS and Web UI 19 5.3.1 National and Global Network Service Provider Coverage Area Vs Cost 19 5.4 Server Maintenance and Updates 19 5.5 Wake-Up Strategy 20 5.5.1 Valance/Zebra/ENOVA Systems 20 5 DVP & R 21 5.1 Component Level Testing 21 5.2 Vehicle Level Testing 21 5.3 Server Level Testing 21 5.4 Vehicle Access Software (VAS) 21 5.5 DVP & R 21 6 Quality 22 6.1 Overall Quality Targets and Measures 22 6.2 Manufacturing Quality Planning 22 6.3 Assured Quality Lessons Learned 22 6.3.1 RMA Process and Warranty 23 6.4 Supplier Quality Planning 24

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. 6.5 First Off 24 6.6 Conformity of Production 24 6.7 Project Issues Management 24 Appendices

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission. Tables Table 1 - Newton Platform - Key System Complexity 9 Table 2 - Edison Platform - Key System Complexity 9 Table 3 - Fixed and Operating Cost Summary 13 Figures Figure 1 - System Architecture - Newton 120kW, ENOVA based system as example 14 Figure 2 - Valance Wake Up Sequence 20 Figure 3 - ENOVA Wake Up Sequence 20

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission. 1 GENERAL INFORMATION 1.1 CONFIDENTIALITY . This specification is subject to the terms as defined within the SEV heads of terms and all subsequent contracts made available to Sensor Tecknik. 1.2 PURPOSE . The Product Design Specification is intended to clearly define the technical requirements and responsibilities which are to be used by the project in the development of the systems, sub- systems and components of the Telematics Project. Due to legacy product complexity and timing challenges a thorough and complete set of information such as information protocols is beyond the scope of this and any single document. Such technical specifics are supplied in separate documents. See Appendices for further information. 1.3 Scope . The scope of this document is compromised by the fact that full DOE data mining and report out is not yet fully understood. It is accepted that further NRE costs will be incurred once this is fully understood and if further HW development is required. Currently PO ref: 3/31/2010-496 covers development of all HW, SW and server specification up to and including Level A and B iterations. o It is envisaged that this specification will cover ALL aspects of the CENEX LCVPP data requirement (subject to satisfactory independent testing) o It is envisaged that this PO will cover SOME aspects of the US DOE data requirement (subject to satisfactory independent testing) . The Server UI, function and report out specification is also beyond the scope of a single document and it has been agreed that this will take place jointly. Verbal exchange, interaction with the UI and direct development is the quickest route to a finalised specification. 1.4 PATENTS, INDUSTRIAL PROPERTY RIGHTS, COPYRIGHTS and EXCLUSIVITY . As per all subsequent contracts made available to Sensor Technik.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission. 2 ORGANISATION 2.1 PROJECT MANAGEMENT . The supervision of the development of the Telematics project is the responsibility of the SEV Project team. . The RASIC Section defines the allocation of activities between the suppliers and SEV. . It is the responsibility of the supplier to manage and monitor the progress of responsible tasks and to act to protect the program timing when necessary. Together with Smith the Supplier must support and maintain an up to date program log of all actions, planning, costing activities and have this available for the project team to review periodically. Supplier project management resource and some supplier design resource MUST be available on site at SEV UK, Washington as and when the project requires. 2.2 Organisation Chart Telemetry Project Organisation SEV US SEV UK ST – Development Adept Science

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2.2.1 Overall Project Framework Milestones and Gateways

- It will not be possible to deliver the full technical specification at first release. This will be delivered over a series of two iterations (Level A and Level B). Due to legacy complexity it will also not be possible to deliver the system across ALL Smith EV platforms in a single development.

- Vehicle System supplier complexity is summarised in the following Tables:

	A	B	C
Motor	[***]	[***]	[***]
Battery	[***]	[***]	[***]
Charger	[***]	[***]	[***]
Reference Name	Old	Current (DOE)	New Product (DOE)

Table 1 - Newton Platform - Key System Complexity

	A	B	C
Motor	[***]	[***]	[***]
Battery	[***]	[***]	[***]
Charger	[***]	[***]	[***]
Reference Name	Old	Current (Sains Fast Charge)	New Product (LCVPP)

Table 2 - Edison Platform - Key System Complexity

2.2.2 Key Systems Comms Protocol Info

[***]Comms Protocol: [***]

[***] Comms Protocol: [***]

[***]Comms Protocol: [***]

[***]: [***]

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Telematics Specification Strictly Confidential Telematics Specification Document - Roll out of the system to Smith platforms will be in the following order under PO: 3/31/2010-496 Priority ONE and In Parallel – delivered in Level A Sample Newton: [***] Edison: [***] Priority TWO – delivered in Level B Sample Newton: [***] Edison: [***] Priority THREE – not covered by this PO but for future consideration Edison PV[***] Edison CC and PV [***] Newton[***]

Telematics Specification Strictly Confidential Telematics Specification Document - 2.2.3 One Page Timing Plan High level Dates are shown in the Figure below. M T W Th F M T W Th F M T W Th F M T W Th F M T W Th F M T W Th F M T W Th F M T W Th F M T W Th F M T W Th F M T W Th F M T W Th F M T W Th Specs and Commercials Issue Pre-lim Spec Issue Coomercial Terms Trial "#2" Commercials Agreed Commercial Vehicle Show Agree Plan for Telemetry at CV Show Start Develop "Show Version" Final review for CV Show Release Show Version Show START-FINISH Main Development Program Finalise Spec for current PO Dev Work Remote Device Commence Place PO for LCVPP HW and Harness Package Confirm Newt and Edison Confirm Specs for current clamps, temp sensors Install & Test RD on Newt and Edison Generate Foundation Install SOP Volume Pricing Discussion (SEV US) Place PO for DOE (SEV US) 1st Edison LCVPP Vehicle Ready to Ship with Telemetry 1st Newton DOE Vehicle Ready to Ship with Telemetry MIRA Independent Assessment Install RD on Zebra Spec Vehicle Develop Med-Dea based platform Continuous Improvement Program Capture Issues and Begin expanded GUI development Wk 20 Wk 21 TBD Wk 22 Wk 13 Wk 14 Wk 15 Wk 23 Wk 16 Wk 17 Wk 18 Wk 19 Wk 25 Wk 24 Week Week 1 Week 2 16 17 18 19 20 21 22 23 24 25 Week April April April April April May May May May May June June Comments: 1) Pricing and PO for US parts pending Line 23 2) DOE build start pending Line 23 too 3) MIRA testing can only commence IF we have a vehicle to ship. Consider a none LCVPP vehicle as a substitute for 2 weeks. [***] [***] [***] [***] [***]

Telematics Specification Strictly Confidential Telematics Specification Document - 2.3 RASIC Task SEV Sensor Technik [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Key: R – Responsible; A – Accountable; C – Consulted; I – Informed 2.4 Design Activities The design activity will be shared across all partner companies however. Specific responsibilities are shown in the RASIC. 2.4.1 Change Management All changes during the project are subject to the approval of SEV through the Project meeting forum. If SEV request it, the supplier is to confirm the effects of any change with the submission of Project Change request. A part life cycle record (design history, modification record) is to be maintained by the supplier. All amendments including those relating to the production process, logistics and manufacturing are to be documented and recorded. 2.5 Design Validation Activities The design validation activity will be shared across all partner companies however. Specific validation tasks are shown in the RASIC. [***]

Telematics Specification Strictly Confidential Telematics Specification Document - 2.6 Purchasing Activities Purchase requests will be made via SEV US for Project NRE and parts for DOE platforms. SEV UK will place purchase requests for LCVPP since they are currently separate financial entities. 3 COST 3.1 Fixed and Operating Costs More to be added – pending confirmation of spec for [***]. [***] 3.2 Bulk Purchase and Economies of Scale The supplier will provide volume pricing summary to Smith Electric Vehicles.

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4 Product Description

4.1 Hero Card

- **Telemetry Delivers**
  - Improved customer focus, shareholder value, customer service and satisfaction
  - Increased understanding of vehicle/system performance indicators/parameters
  - Increased understanding of customer usage profiles
  - Increased efficiencies in SEV logistics
  - Warranty Cost Reduction
  - The foundation for a Saleable Remote Asset Management System
  - Potential to be used as an EOL Process
  - Compliance with USA and UK funding body data mining requirements

4.2 Concept

- The system comprises a Remote Device, GPRS network, Server, Web Interface and Storage Unit. The Remote Device (RD) will observe directly defined set of [***], [***]and [***]based signals which will vary dependent upon [***] signal source generator as a function of supplier choice. These signals will then be transmitted via Global Packet Radio Service (GPRS) for handling and display by the server using a Web Interface. The RD shall also determine the operational state of other consumable domestic systems such as HVAC.

[***]

Figure 1 - System Architecture - [***] based system as example

Telematics Specification Document -

Telematics Specification Strictly Confidential Telematics Specification Document - The server side will also store all of this information; associate it with its client side RD and the vehicle for export/analysis in real time and at a later date. The RD will incorporate a data logging device to maintain the minimum requirement that allows a field service Engineer to retrieve data from the vehicle in the event of GPRS network coverage/Server side failure. The system will be transparent to vehicle system, sub-system and component performance and will not impact safety or homologation. 4.3 Active Modes of Operation The RD (client side) will be OFF with zero current draw when the vehicle is switched OFF. The RD will transmit and log in both vehicle charge and discharge modes. 4.4 Server The server side will be always active, regardless of vehicle mode of operation and available to monitor the status of all RDs at all times. This includes access and retrieval of stored data. 4.4.1 Server Security The supplier will provide a statement on server security stating that any and all known standards are complied with. 4.4.2 Data Back-Up and Archiving The capacity of the server should be sufficient to store a minimum of [***] months worth of data for [***] vehicles. The server data shall NEVER be deleted moreover this will be compressed and archived and stored on a different server but will none the less be freely and directly available to SEV US/SEV UK Engineers for immediate analysis. 4.5 Web Interface The web Interface will allow the user to see which RDs are currently active, failed or switched off. Vehicle charge/discharge state etc. The web interface will support the analysis of vehicle system location, vehicle route, vehicle speed statistics and system performance statistics. The interface will support the need to view this data in real time as well as act as the data post-processing front end for stored data. The web interface will be capable of monitoring data in real-time via direct display and also have the ability to produce summary reports and act as an automated End of Line facility. There will be some “core” parameters that apply across all platforms however; due to the different design and specification of existing and potential future systems a “schema” type utility for “mapping” Web Interface displayed items to all of the potential future system performance parameters will be required. Therefore the Web Interface SW must include a means of “adding” and recognising the different vehicle systems and their associated data.

Telematics Specification

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- It is intended to have "carry over" vehicle telemetry HW – employ a "1 kit fits all" philosophy" – however vehicle platform variation means that the server must recognise that the RD is fitted to a particular platform: e.g recognise the difference between Newton and Edison and configure the UI display and all subsequent statistics accordingly.

4.6 User Access Levels

User access will be granted by password. The system will have the functionality to add new users and amend access levels.

The system currently should afford access to 2 levels of user.

Activity/Access Level	Super User (SEV Personnel)	Fleet Manager (none SEV Personnel)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

4.7 Vehicle Access Software (VAS)

- There will remain the minimum requirement that a service technician shall be capable of retrieving data from the data storage device should the telemetry fail. The VAS will replicate the server functionality in its entirety.

- It will support retrieval of data from the RD via hard-wire link preferably USB.

4.8 Markets and Territories

- The system components will be certified to ALL required or suitably related automotive and telecommunication standards in USA, UK, South America, Europe, India, China, Hong Kong, Australasia, Arab Nations, South Africa and other emerging markets with a particular emphasis on electromagnetic compatibility. The supplier will provide objective data/statement in support of it's upholding that the RD is specified with all appropriate automotive EMC standards.

4.9 Service Training Plan and Literature

- Successful role out will require a plan to train key individuals at a level appropriate to their user access authority.

- Super User Level: [***] days (assumes user already has expert level of vehicle system knowledge)

- Fleet Manager Level: [***] days

DO NOT COPY

Telematics Specification Document -

Telematics Specification Strictly Confidential Telematics Specification Document - 4.10 Branding The RD “box” will be branded “SMITHtel-m” - no formal Font Description but equivalent motor example is shown below. Paint Spec: RAL 2008 Supplier: http://pdf.shepherdmarine.com/colour_charts/ral_chart.html 4.11 Remote Device Firmware Updates Updates will be achieved by USB auto-update process.

Telematics Specification

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5 Design Requirements

5.1 Future Proofing

- The system design and specification is future proofed as far as is possible with the current level of information for the addition and integration of further power train systems and vehicle sub-systems. Namely:

1. [***] CEU – using [***] Communication Protocol
2. [***] Inverter - using [***]Communication Protocol
3. [***] Inverter - using [***] Communication Protocol
4. [***] Charger – using [***] Communication Protocol
5. [***] Battery Systems and associated Charger using [***]
6. [***] Charger using [***]
7. [***] (Option 1) – using [***] – max [***]Kbps
8. [***] (Option 2) – using [***] – max [***]Kbps
9. ICE Range Extender – using [***]???
10. Fourth [***]
11. Air Conditioning System Status
12. Ambient Temperature Measurement
    a. Cabin
    b. External ambient
13. Requirements of DOE Data Mining Exercise
14. Requirements of LCVPP Mining Exercise

5.2 Remote Device

The [***]-Bit RD I/O has been biased towards the expected increased use of [***] in vehicle systems going forward. The DOE requirement is unclear. Current RD I/O spec is as follows:

[***] [***] Ports
[***] [***] Ports

Frequency IN [***] OFF (max [***] KHz)
Digital Outputs [***] OFF (low side switching)

Current TD [***] OFF
Voltage Inputs [***] OFF
Temp Sensor Inputs [***] OFF

Dedicated diagnostic Port – (for supplier use only)

Sealing: IP [***] rated and all other requirements are to match those experienced in an automotive environment.

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Telematics Specification Document -

Telematics Specification Strictly Confidential Telematics Specification Document - 5.3 RD, Data Logging Parameters, VAS and Web UI See Attribute Specification spreadsheet for specific details of these. It has been accepted that UI layout/configuration and complete functionality specification is beyond the scope of this document and this will be developed as the project progresses via reviews/hand drawings etc. 5.3.1 National and Global Network Service Provider Coverage Area Vs Cost The network provider should be sourced as a function of maximum coverage area. It is permissible to use the same provider for all geographical locations if possible. Cost should not be considered as a disabler to coverage. AT&T should be included when consideration is given to sourcing the network provider. A clear statement that confirms that there is sufficient bandwidth and a rapid uplink speed will be required. [***] will be used in the US [***] will be used in the UK 5.4 Server Maintenance and Updates Servicing philosophy remains open subject to commercial negotiation and development of the SEV Server strategy.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted Portions have been filed separately with the Commission. Telematics Specification 5.5 Wake-Up Strategy 5.5.1 [***] Systems The RD should wakeup within [***] second of receipt of power. This specification ensures that the RD is awake and online to monitor [***] and [***] systems wake-up. Remote Device Wake-Up Sec Remote Device Remote Device Wake-up Sec [***] [***] [***] [***] [***] Wake Up proper Secs Wake-Up Secs Figure 2 - [***] Wake Up Sequence Remote Device Wake-up Sec Remot Device Wake Up proper Secs Wake-Up Secs Figure 3 - [***] Wake Up Sequence  Telematics Specification Document- [***] [***] [***] [***] Strictly Confidential

Telematics Specification Strictly Confidential Telematics Specification Document - 5 DVP & R 5.1 Component Level Testing The supplier will be responsible for the component level testing and will provide all Design Validation plans and results to Smith Electric Vehicles upon request. 5.2 Vehicle Level Testing Both [***] will carry out the testing work performed at vehicle level – see DVP & R for more details. 5.3 Server Level Testing Both [***] will carry out the testing work performed at sever level – see DVP & R for more details. 5.4 Vehicle Access Software (VAS) Both [***] will carry out the testing work performed at VAS level – see DVP & R for more details. 5.5 DVP & R [***] are responsible for developing the DVP&R as per RASIC

Telematics Specification Strictly Confidential Telematics Specification Document - 6 Quality 6.1 Overall Quality Targets and Measures Failure rates of supplied components shall not exceed more than [***]% of all supplied items by volume. 6.2 Manufacturing Quality Planning The supplier will remain responsible for demonstrating its ability to deliver volume production. The body and location of the plant will be nominated by the supplier. A visit to this location by SEV Engineering staff will be required before volume production begins. 6.3 Assured Quality Lessons Learned The supplier will present to Smith Electric Vehicles the “Top 10” quality issues in order to support Smith “Drive to Zero” quality returns initiative.

Telematics Specification Strictly Confidential Telematics Specification Document - 6.3.1 RMA Process and Warranty The supplier will conform to the Smith Electric Vehicle RMA process as defined below. All costs associated with shipping of rejected units will be funded by the supplier. CUSTOMER COMPLAINT LOGGED RETURN AGREED RETURN MATERIAL AUTHORISATION ENTRY INPUT DETAILS REASON, QT Y , M/C SERIAL NUMBER GENERATE RMA NUMBER CONTACT CUSTOMER WITH RMA NUMBER AND SHIP TO DETAILS RECEIVE PART / MACHINE IN TO INSPECTION WH RMA DISPOSITION ENTRY CRED IT CUSTOMER RETURN TO INVENTORY HOLD U N T IL READY TO AC T REWORK AND RETURN RECEIVE INTO INVENTORY RAISE NONCONFORMANCE / PUT TO INSPECTION DMR PROCESSING WHEN REQUIRED RECEIVE INTO INVENTORY RAISE WO / JOB FOR T EST / PDI BEFORE SHIPMENT COMPLETE OPERATIONS RECEIVE INTO FINISHED GOODS RECEIVE INTO INVENTORY RAISE WO / JOB FOR REWORK & INSPECT ION OPERATIONS COMPLETE OPERATIONS RECEIVE INTO F IN ISHED GOODS CREATE ZERO VALUE SALES ORDER SHIP M ACHINE WITH STD PROCESS TWO OPTIONS AGREE CURRENT VALUE OF MACHINE CREDIT CUSTOMER AGAINST INVOICE SHIP NEW MACHINE FROM INVENTORY AGAINST NEW ORDER SHIP NEW MACHINE F ROM INVENTORY AGAINST NEW ORDER AGREE D ISCOUNTED RATE FOR NEW M/CS [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

Telematics Specification Strictly Confidential Telematics Specification Document - All supplier components will be warranted for a period of 3 years from date of fitment. 6.4 Supplier Quality Planning The supplier will demonstrate 6.5 First Off First Off Production Level (A Sample) - 3 RD’s will be subject to continuous dedicated assessment and sign off. 6.6 Conformity of Production All HW and SW iterations will undergo a period of trial and DVP&R before being issued to Smith Electric Vehicles Production Department for volume production. 6.7 Project Issues Management This will be led by Smith Electric Vehicles via regular Project Technical and Commercial review.

Telematics Specification Strictly Confidential Telematics Specification Document - Appendix A – [***] Message Lists 1. [***] Message Information There are at least [***] ID’s that need to be read. These are tabulated below, the detailed message structure is contained in the document Smith Electric Vehicles Newton Redundant Battery System (17th Feb 2009). Note that this document details the structure for ALL employed [***]. The RD should be configured for the number of employed [***] as required. SEV [***] ID Number [***] ID Message Name Rate 1 [***] [***] [***]ms Information: This message set is sent from the [***] micro to each [***] in the system. The following can be learned from this message: • [***]

Telematics Specification Strictly Confidential Telematics Specification Document - SEV [***] ID Number [***] ID Message Name Rate 2 [***] [***] [***]ms Information: This message set is sent from each [***] in the system to the [***] micro. The messages are a GENERAL OVERVIEW AT POD LEVEL. The following can be learned from this message: • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***]

Telematics Specification Strictly Confidential Telematics Specification Document - SEV [***] ID Number [***] ID Message Name Rate 3 [***] [***] [***]ms Information: This message set is sent from each [***] in the system to the [***] micro. The messages are a GENERAL OVERVIEW AT POD LEVEL. The following can be learned from this message: • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] Tanfield [***] ID Number [***] ID Message Name Rate 4 [***] [***] [***]ms Information: This message set is sent from each [***] in the system to the [***] micro. The messages are used TO SET CRITICAL THRESHOLDS IN THE CHARGER. The following can be learned from this message: • [***] • [***] • [***] • [***] • [***] SEV [***] ID Number [***] ID Message Name Rate 5 [***] [***] [***]ms Information: This message set is sent from each [***] in the system to the [***] micro. The messages are used to CONTROL CHARGING. The following can be learned from this message: • [***] • [***]

Telematics Specification Strictly Confidential Telematics Specification Document - SEV [***] ID Number [***] ID Message Name Rate 6 [***] [***] [***]ms Information: This message set is sent from each [***] in the system to its charger. The messages are used to CONTROL CHARGING. The following can be learned from this message: • [***] • [***] • [***] • [***] • [***] • [***] Tanfield [***] ID Number [***] ID Message Name Rate 7 [***] [***] [***]ms Information: This message set is sent from each [***] in the system to its charger. The messages are used to CONTROL CHARGING. The following can be learned from this message: • [***] • [***] SEV [***] ID Number [***] ID Message Name Rate 8 [***] [***] ? 9 [***] [***] 10 [***] [***] 11 [***] [***] 12 [***] [***] 13 [***] [***] 14 [***] [***] 15 [***] [***]

Telematics Specification Strictly Confidential Telematics Specification Document - Tanfield [***] ID Number [***] ID Message Name Rate 16 [***] [***] 17 [***] [***] 18 [***] [***] Information: This message set is sent from each [***] in the system to deliver DISCRETE INFORMATION AT MODULE LEVEL for each and every module in all pods. Note!! It is also a requirement that ALL of the messages i.e system information, alarms, and warnings etc that are set to the [***] Display from the MBS on [***] 1 are monitored by the RD.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission. Appendix B – Reference Documents 1) Telemetry System Attribute Specification_V02 Description: Breakdown of required parameters, signal source and acquisition rate, Level A or Level B iteration 2) MT3125B RESERVED CANSpec 09.10.31 Description: EDN Charger CAN Spec 3) NLG5_CAN_Spec_201 Description: BRUSA Charger CAN Spec Mes-Dea charger spec to follow Appendix C – Definitions Drive Event – From driver “Key on” to “Key off” Charge Cycle – From battery “current draw” to battery “zero current draw” – regardless of whether charging lead is connected or not Discharge Cycle – A series of drive events that occur before the beginning of the next Charge Cycle

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

Attachment C

TAD Electronics

TAD-290 Smiths V7 BOM Iss2

C-1